FINANCE INCOME AND FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2022
FINANCE INCOME AND FINANCE COSTS
Summary of Finance income and finance cots
In Thousands of US Dollars
Description	2022	2021	2020

Interest income	$1	$8	$27
Net foreign exchange gain(loss)	5	(2)	(3)
Finance income	6	6	24
Interest and bank charges	(28)	(20)	(30)
Financial costs	(28)	(20)	(30)
Operating lease interest expense	(15)	(19)	(12)
Total finance income and costs	$(37)	$(33)	$(18)